EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PASW, Inc. (the "Company") hereby certifies that:

        (i)      the accompanying Quarterly Report on Form 10-QSB of the  Company for the quarter ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934,as amended; and

       (ii)     information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 24, 2006

/s/ Glenn P. Russell

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Glenn P. Russell

Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PASW, Inc. and will be retained by PASW, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.